UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2009

GOODRICH PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12719	76-0466193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

808 Travis Street, Suite 1320 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 780-9494

N/A

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Underwriting Agreement

On September 22, 2009, Goodrich Petroleum Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc., as a representative of the underwriters named therein (collectively, the “Underwriters”), in connection with the registered underwritten public offering (the “Offering’) of $190 million principal amount of the Company’s 5.00% Convertible Senior Notes due 2029 (the “Notes”). Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional $28,500,000 principal amount of the Notes to cover over-allotments, if any. On September 23, 2009, the Underwriters exercised in full their option to purchase an additional $28,500,000 principal amount of Notes. The Notes will be governed by an Indenture and a Supplemental Indenture to be entered into by and between the Company and Wells Fargo Bank, National Association, as Trustee.

The Offering is being made pursuant to the Company’s effective Registration Statement on Form S-3 (Registration No. 333-151352) (the “Registration Statement”) and a prospectus supplement thereto dated September 22, 2009. This Current Report also incorporates by reference the Underwriting Agreement into the Registration Statement.

The description of the Underwriting Agreement in this Current Report is a summary only and is qualified in its entirety by reference to the terms of the Underwriting Agreement, a copy of which is filed hereto as Exhibit 1.1 and incorporated herein by reference.

Amendment to Senior Credit Facility

On September 22, 2009, the Company entered into a First Amendment to its Second Amended and Restated Credit Agreement. The amendment permits the Company to offer and issue the Notes, make all required payments on the Notes thereafter, and exclude up to $175 million of the Company’s existing 3.25% Convertible Senior Notes due 2026 and the Notes from the definition of Total Debt used in the financial covenants under the Senior Credit Facility.

The foregoing description of the terms of this amendment is a summary only and is qualified in its entirety by reference to the terms of the amendment, a copy of which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated September 22, 2009, by and between Goodrich Petroleum Corporation and J.P. Morgan Securities, Inc., as representative of the underwriters named therein.

5.1	Opinion of Vinson & Elkins L.L.P.

10.1	First Amendment to Second Amended and Restated Credit Agreement between Goodrich Petroleum Company, L.L.C. and BNP Paribas and Certain Lenders, dated as of September 22, 2009.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION

Date: September 25, 2009	By:	/s/ David R. Looney
David R. Looney
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated September 22, 2009, by and between Goodrich Petroleum Corporation and J.P. Morgan Securities, Inc., as representative of the underwriters named therein.

5.1	Opinion of Vinson & Elkins L.L.P.

10.1	First Amendment to Second Amended and Restated Credit Agreement between Goodrich Petroleum Company, L.L.C. and BNP Paribas and Certain Lenders, dated as of September 22, 2009.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

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